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                                                                    EXHIBIT 10.9


     NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF LLC OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.

                          FINANCIAL ADVISORY AGREEMENT

         THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of May 1, 1999 among CustomerONE Corporation, a Delaware corporation (together with its successors, the "Company"). CustomerONE Holding Corporation, a Delaware corporation (together with its successors, "Holdings"), LCS Industries, Inc., a Delaware corporation, Catalog Liquidators, Inc., a Delaware corporation, LCS Canada, Inc., a Delaware corporation, Catalog Resources, Inc., a Delaware corporation, LCS Industries Ltd., a corporation organized under the laws of the United Kingdom, Spec Holdings, Inc., a New York corporation, The SpeciaLISTS Ltd., a New York corporation, Computer Marketing Systems, Inc., a New York corporation, 1293219 Ontario Inc., a corporation organized under the laws of the province of Ontario, Canada, 1293220 Ontario Inc., a corporation organized under the laws of the province of Ontario, Canada, ClientLogic Canada Corporation, a corporation organized under the laws of the province of Ontario, Canada, The Ivy Group Limited, a corporation organized under the laws of the United Kingdom, Professional Support Centre Limited, a corporation organized under the laws of the United Kingdom, UCA&L Limited, a corporation organized under the laws of Ireland, together with any subsidiary that may hereafter become a party hereto ("Subsidiaries," and together with the Company and Holdings, the "Clients") and Onex Service Partners, a New York general partnership (together with its successors, "OSP").

         WHEREAS, the Clients have requested that OSP render financial advisory, investment banking, and other similar services to them with respect to future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving any of the Clients or any of their respective subsidiaries and any other person or entity (collectively, "Transactions");

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by OSP to the Clients, and to evidence the obligations of the Clients to OSP and the mutual covenants herein contained, the Clients hereby jointly and severally agree with OSP as follows:

         1. Retention. Each of the Clients acknowledges that it has retained OSP as its exclusive financial advisor in connection with any Transactions that may be


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consummated during the term of this Agreement, and that none of the Clients will retain any other person or entity to provide such services in connection with any such Transaction without the prior written consent of OSP. OSP agrees that it shall provide such financial advisory, investment banking and other similar services in connection with any such Transaction as may be requested from time to time by the board of directors of the applicable Client.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof and (ii) the date on which Onex Corporation, a corporation organized under the laws of the province of Ontario, Canada ("Onex"), or its successors, and their respective affiliates shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors.

         3. Compensation. In connection with any Transaction consummated during the term of this Agreement, the applicable Client shall, and the other Clients shall cause such Client to, pay to OSP, at the closing of any such Transaction, a cash fee (the "Advisory Fee") equal to up to 1.5% of the Transaction Value of such Transaction. As used herein, the term "Transaction Value" means the total value of the Transaction, including, without limitation, the aggregate amount of the funds required to complete the Transaction (excluding any fees payable pursuant to this Section 3), including, without limitation, the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding) less any cash balances, the aggregate amount of any noncompetition or consulting agreements entered into in conjunction with any Transaction, the aggregate amount of any "golden parachutes" or termination payments to employees incurred as a result of any such Transaction, and like costs, all as reasonably determined by OSP. Notwithstanding the foregoing, payment of an Advisory Fee pursuant to this Section 3 will only be made to the extent payment of such Advisory Fee does not result in an event of default or violate any provision of any agreement for indebtedness of the Clients, both before and after giving effect to payment of such Advisory Fee.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to reimburse OSP, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including, without limitation, fees and disbursements of counsel) incurred by OSP in connection with the performance by it of the services contemplated by Section 1 hereof (the "Reimbursable Expenses"). Notwithstanding the foregoing, the payment or reimbursement of any Reimbursable Expenses pursuant to this Section 4 will only be made to the extent such payment or reimbursement does not result in an event of default or violate any provision of any agreement for indebtedness of the Clients, both before and after giving effect to such payment or reimbursement.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of OSP, its affiliates and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any,



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agents and employees (OSP, its affiliates and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of OSP's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with OSP's acting pursuant to OSP's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from OSP's bad faith, gross negligence or willful misconduct. The Clients also agree that neither OSP nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from OSP's bad faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of OSP, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of OSP and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF OSP OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that OSP and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against OSP or any other Indemnified Person.

         It is understood that, in connection with OSP's engagement, OSP may also be engaged to act for a Client or Clients in one or more additional capacities, and that the



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terms of this engagement or any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each of the Clients further understands and agrees that if OSP is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, OSP agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to OSP without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of New York, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Southern District of New York, sitting in New York County, New York, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in New York County, New York, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to
Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such suit, action, or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Each of the parties consents to process being served in any such suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of OSP, which may be assigned to any one or more of its



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principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Other Understandings. All discussions, understandings and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                             ONEX SERVICE PARTNERS

                                             By: /s/ THOMAS O. HARBISON
                                                --------------------------------
                                                Thomas O. Harbison,
                                                its Managing Director


                                             CUSTOMERONE CORPORATION

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             CUSTOMERONE HOLDING CORPORATION

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             LCS INDUSTRIES, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer




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                                             CATALOG LIQUIDATORS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             LCS CANADA, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             CATALOG RESOURCES, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             LCS INDUSTRIES LTD.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer



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                                             SPEC HOLDINGS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             THE SPECIALISTS LTD.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             COMPUTER MARKETING SYSTEMS, INC.

                                             By: /s/ GENE MORPHIS
                                                --------------------------------
                                                Gene Morphis
                                                Chief Financial Officer


                                             1293219 ONTARIO INC.

                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



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                                             1293220 ONTARIO INC.

                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             CLIENTLOGIC CANADA CORPORATION

                                             By: /s/ THOMAS P. DEA
                                                --------------------------------
                                             Name: Thomas P. Dea
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             THE IVY GROUP LIMITED

                                             By: /s/ STEVEN M. KAWALICK
                                                --------------------------------
                                                Steven M. Kawalick
                                                Company Secretary


                                             PROFESSIONAL SUPPORT CENTRE LIMITED

                                             By:
                                                --------------------------------
                                                Steven M. Kawalick
                                                Company Secretary



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                                             UCA&L LIMITED

                                             By: /s/ KARL CRAVEN
                                                --------------------------------
                                             Name: KARL CRAVEN
                                                  ------------------------------
                                             Title: FINANCIAL CONTROLLER
                                                   -----------------------------



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